SCHEDULE 14A
                                 (Rule 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
|_|  Preliminary Proxy Statement           |_|  Confidential, for use of the
                                                Commission only (as permitted by
                                                Rule 14a-6(e)(2))

|X|  Definitive Proxy Statement
|_|  Definitive Additional Materials
|_|  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                        THE ASHTON TECHNOLOGY GROUP, INC.
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

|X|  No fee required.
|_|  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)  Title of each class of securities to which transaction applies:

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(2)  Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

(4)  Proposed maximum aggregate value of transaction:

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

(5)  Total fee paid:

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|_|  Fee paid previously with preliminary materials:

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|_|  Check box if any part of the fee is offset as provided by Exchange Act Rule
     O- 11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

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(1)  Amount Previously Paid:

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(2)  Form, Schedule or Registration Statement no.:

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(3)  Filing party:

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(4)  Date filed:

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

                                     [LOGO]

                                  [LETTERHEAD]



                                                              May 8, 1998

Dear Stockholder,

     You are cordially invited to attend a Special Meeting (the "Special Meeting") of Stockholders of The Ashton Technology Group, Inc. (the "Company") to be held at 2:00 p.m. on May 29, 1998 at the Company's corporate headquarters located at 1900 Market Street, Suite 701, Philadelphia, Pennsylvania 19103.

     At the Special Meeting, the Company will ask the Stockholders to: (i) approve and adopt an amendment to the Company's Certificate of Incorporation, as amended, to increase the authorized number of shares of common stock and preferred stock of the Company; and (ii) authorize the issuance of shares of common stock of the Company pursuant to certain put rights and upon the conversion or exercise, as the case may be, of certain shares of preferred stock and warrants of the Company to purchase shares of common stock of the Company issued or issuable pursuant to the Private Equity Line of Credit Agreement, dated as of April 2, 1998, between the Company, Settondown Capital International Ltd. and the purchasers referred to therein.

     Whether you plan to attend the Special Meeting or not, it is important that you promptly complete, sign, date and return the enclosed proxy card in accordance with the instructions set forth on the card. This will ensure your proper representation at the Special Meeting.

                                           Sincerely,

                                           /s/ Fredric W. Rittereiser

                                           Fredric W. Rittereiser
                                           President and Chief Executive Officer

                             YOUR VOTE IS IMPORTANT.
                 PLEASE REMEMBER TO RETURN YOUR PROXY PROMPTLY.

                                     [LOGO]


                        THE ASHTON TECHNOLOGY GROUP, INC.


                    NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
                             TO BE HELD MAY 29, 1998


To the Holders of Common Stock and Preferred Stock of
THE ASHTON TECHNOLOGY GROUP, INC.:

     NOTICE IS HEREBY GIVEN that a Special Meeting of Stockholders (the "Special Meeting") of The Ashton Technology Group, Inc. (the "Company") will be held at 2:00 p.m. on May 29, 1998 at the Company's corporate headquarters located at 1900 Market Street, Suite 701, Philadelphia, Pennsylvania 19103 for the purpose of considering and voting upon the following matters:

     1. To approve and adopt an amendment to the Company's Certificate of Incorporation, as amended (the "Certificate of Incorporation"), which would increase the number of authorized shares of the Company's common stock, par value $.01 per share (the "Common Stock"), from 20,000,000 to 60,000,000;

     2. To approve and adopt an amendment to the Certificate of Incorporation which would increase the number of authorized shares of the Company's preferred stock, par value $.01 per share, from 1,000,000 to 3,000,000; and

     3. To authorize the issuance of Common Stock pursuant to certain put rights and upon the conversion or exercise, as the case may be, of the Company's Series D Convertible Preferred Stock, Series E Convertible Preferred Stock and warrants to purchase shares of Common Stock issued or issuable pursuant to the Private Equity Line of Credit Agreement, dated as of April 2, 1998, among the Company, Settondown Capital International Ltd. and the purchasers referred to therein.

     The close of business on May 6, 1998 has been fixed as the record date (the "Record Date") for the determination of stockholders entitled to notice of and to vote at the Special Meeting and any adjournments thereof. A list of the stockholders entitled to vote at the Special Meeting will be open to the examination of any stockholder of the Company upon request during regular business hours at the offices of the Company for the ten-day period prior to the Special Meeting.

     YOU ARE EARNESTLY REQUESTED, WHETHER OR NOT YOU PLAN TO BE PRESENT AT THE SPECIAL MEETING, TO MARK, DATE, SIGN AND RETURN PROMPTLY THE ACCOMPANYING PROXY IN THE ENCLOSED ENVELOPE TO WHICH NO POSTAGE NEED BE AFFIXED IF MAILED IN THE UNITED STATES.

                                           By Order of the Board of Directors,

                                           FREDRIC W. RITTEREISER
                                           President and Chief Executive Officer

Philadelphia, Pennsylvania
May 8, 1998

                                     [LOGO]


                        THE ASHTON TECHNOLOGY GROUP, INC.

                                 PROXY STATEMENT

                   Special Meeting to be Held on May 29, 1998


                                  INTRODUCTION

     This Proxy Statement is furnished to holders of the (i) common stock, par value $.01 per share (the "Common Stock"), (ii) Series A Convertible PIK Preferred Stock (the "Series A Preferred Stock"), (iii) Series B Convertible
Preferred Stock (the "Series B Preferred Stock") and (iv) Series D Convertible Preferred Stock (the "Series D Preferred Stock", together with the Series A Preferred Stock and the Series B Preferred Stock, the "Outstanding Preferred Stock") of The Ashton Technology Group, Inc. (the "Company") in connection with the solicitation by, and on behalf of, the Board of Directors (the "Board") of the Company of proxies to be voted at the Special Meeting of Stockholders to be held at the Company's corporate headquarters located at 1900 Market Street, Suite 701, Philadelphia, Pennsylvania 19103, on May 29, 1998 at 2:00 p.m., and at any postponements, continuations or adjournments thereof (the "Special Meeting"). As of the date of this Proxy Statement there are no shares of Series C Convertible Preferred Stock (the "Series C Preferred Stock") outstanding.

     All proxies in the accompanying form that are properly executed and duly returned will be voted in accordance with the instructions specified therein. If no instructions are given, such proxies will be voted (i) with respect to holders of Common Stock, FOR Proposal One, to amend the Certificate of Incorporation of the Company, as amended (the "Certificate of Incorporation") to increase the authorized number of shares of Common Stock from 20,000,000 to 60,000,000, (ii) with respect to holders of Common Stock and holders of Outstanding Preferred Stock, FOR Proposal Two, to amend the Certificate of Incorporation to increase the authorized number of shares of preferred stock, $.01 par value (the "Preferred Stock"), from 1,000,000 to 3,000,000, and (iii) with respect to holders of Common Stock, FOR Proposal Three, to authorize the issuance of Common Stock pursuant to certain put rights and upon the conversion or exercise of the securities issued or issuable pursuant to the Private Equity Line of Credit Agreement (the "Equity Line of Credit"), dated as of April 2, 1998, among the Company, Settondown Capital International Ltd. (the "Placement Agent") and the purchasers referred to therein (the "Investors"). A proxy may be revoked at any time prior to its exercise by written notice to the Company, by submission of another proxy bearing a later date or by voting in person at the meeting. Such revocation will not affect a vote on any matters taken prior thereto. The mere presence at the meeting of the person appointing a proxy will not revoke the appointment.

     This Proxy Statement and the accompanying notice and proxy are being mailed on or about May 8, 1998 to holders of record of the Common Stock and Outstanding Preferred Stock as of May 6, 1998 (the "Record Date"). Only holders of record of the Common Stock and Outstanding Preferred Stock at the close of business on the Record Date are entitled to notice of and to vote at the Special Meeting. As of the Record Date, there were 8,677,913 shares of Common Stock outstanding, each of which entitles the holder thereof to one vote on all matters that may properly come before the Special Meeting, and approximately 842,503 shares of Outstanding Preferred Stock, each of which entitles the holder thereof to one vote solely on Proposal Two, to increase the number of authorized shares of Preferred Stock. There is no cumulative voting with respect to the Common Stock or Outstanding Preferred Stock.

     The mailing address of the Company's principal executive offices is 1900 Market Street, Suite 701, Philadelphia, Pennsylvania 19103.

                                  PROPOSAL ONE:

              TO AMEND THE CERTIFICATE OF INCORPORATION TO INCREASE
                 THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK

              THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS THAT
           HOLDERS OF COMMON STOCK VOTE "FOR" THE APPROVAL OF PROPOSAL
                                      ONE.

     The Certificate of Incorporation currently authorizes the issuance of 20,000,000 shares of Common Stock. On February 11, 1998, the Board approved an amendment to the Certificate of Incorporation to increase the authorized number of shares of Common Stock from 20,000,000 to 60,000,000. The form of amendment approved by the Board and to be considered at the Special Meeting is attached as Exhibit A to this Proxy Statement.

     As of the Record Date, the Company had 8,677,913 shares of Common Stock issued and outstanding and of the remaining 11,322,087 authorized but unissued shares of Common Stock, the Company has reserved approximately 7,347,308 shares in connection with the conversion of Outstanding Preferred Stock, 3,697,750 shares in connection with the possible exercise of outstanding warrants and 270,000 shares in connection with the possible exercise of the Company's outstanding options. Not included in the number of shares reserved in connection with the exercise of outstanding warrants and options are 422,000 shares of Common Stock issuable upon the exercise of warrants and 180,000 shares of Common Stock issuable upon the exercise of options held by certain executive officers and directors as set forth in "SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT--Management" below, which cannot be exercised unless Proposal One is adopted.

     Pursuant to the Equity Line of Credit, in a private placement transaction on April 3, 1998, the Company issued (i) three shares of Series D Preferred Stock, liquidation preference $1 million per share, and warrants (the "Series D Warrants"), to purchase 250,000 shares of Common Stock, subject to certain adjustments, to the Investors for an aggregate purchase price of $3 million and (ii) warrants (the "Series D Placement Agent Warrants") to purchase up to 190,000 shares of Common Stock, fifteen-one hundredths (15/100) of a share of Series D Preferred Stock, subject to certain adjustments, and 20,000 shares of Common Stock to the Placement Agent for fees.

     Subject to, among other things, the approval by the holders of Common Stock of Proposal One and Proposal Three, the Equity Line of Credit contemplates the issuance of (i) two shares of Series E Convertible Preferred Stock, liquidation preference $1 million per share (the "Series E Preferred Stock"), and warrants (the "Series E Warrants", together with the Series D Warrants, the "Private Warrants") to purchase up to 100,000 shares of Common Stock, subject to certain adjustments, for an aggregate purchase price of $2 million, (ii) shares of Common Stock (the "Put Shares") required to be purchased from time to time by the Investors upon notice (a "Put Notice") from the Company at a price equal to 85% of the market price, as such term is defined in the Equity Line of Credit(1) (the "Put Market Price"), of the Common Stock, determined as of the date of the Put Notice, up to such number of Put Shares that may be purchased pursuant to the Equity Line of Credit for a maximum aggregate purchase price of $13 million, if all Put Shares are purchased and (iii) one-tenth (1/10) of a share of Series E Preferred Stock and warrants (the "Series E Placement Agent Warrants", together with the Series D Placement Agent Warrants, the "Placement Agent Warrants") to purchase up to 60,000 shares of Common Stock, subject to certain adjustments, to the Placement Agent for fees. The Private Warrants and the Placement Agent Warrants are exercisable to purchase shares of Common Stock for five years following their respective dates of issuance at an exercise price of $4.64256 per share (120% of 3.8688, the average closing bid price of the Common Stock for the five trading days preceding April 2, 1998). As of the date of this proxy statement, there are no shares of Series E Preferred Stock, Put Shares, Series E Warrants or Series E Placement Agent Warrants outstanding.

     The Series D Preferred Stock is convertible into such number of shares of Common Stock as is determined by dividing the liquidation preference per share of Series D Preferred Stock by its conversion price. The conversion price of the Series D Preferred Stock is equal to the market price, as defined in the Series D Preferred Stock Certificate of Designation(2) (the "Series D Market Price") of the Common Stock, determined as of the date of conversion, multiplied by 75%; provided, however, that the maximum conversion price of the Series D Preferred Stock shall be $4.61 per share of Common Stock (125% of the closing bid price of $3.688 for the Common Stock on April 3, 1998, the date the Series D Preferred Stock was purchased). As a result, 3.15 outstanding shares of Series D Preferred Stock are convertible into a minimum of 683,297 shares of Common Stock. The Series D Preferred Stock may not be converted into Common Stock until the earlier of (i) June 3, 1998 or (ii) the date that a

--------
(1) The Equity Line of Credit defines market price as the average of the two lowest closing bid prices of the Common Stock on the trading date on which the Put Notice is delivered and the three trading days preceding and the three trading days following such trading date.

(2) The Series D Preferred Stock Certificate of Designation defines market price as the average of the closing bid price per share of the Common Stock over the five consecutive trading days ending on the trading day immediately preceding the date the applicable holder of Series D Preferred Stock elects to have the shares of Series D Preferred Stock converted.

registration statement (the "Registration Statement") registering the shares of Common Stock issuable pursuant to the Equity Line of Credit has been filed with the Securities and Exchange Commission (the "Commission"). At March 31, 2000, any outstanding shares of Series D Preferred Stock will be automatically converted into Common Stock at its then conversion price.

     The Series E Preferred Stock is convertible into such number of shares of Common Stock as is determined by dividing the liquidation preference per share of Series E Preferred Stock by the conversion price of the Series E Preferred Stock. The conversion price of the Series E Preferred Stock is equal to the market price, as defined in the Series E Preferred Stock Certificate of Designation(3) (the "Series E Market Price"), of the Common Stock, determined as of the date of conversion, multiplied by 80%; provided, however, that the maximum conversion price of the Series E Preferred Stock shall be the lesser of
(i) 125% of the closing bid price for the Common Stock on the date the Series E Preferred Stock to be converted was purchased, or (ii) $5.00. No Series E Preferred Stock has yet been issued. As an example, based on a closing bid price of the Common Stock of $3.25 (the closing bid price on May 1, 1998) the 2.1 shares of Series E Preferred Stock issuable pursuant to the Equity Line of Credit, if they had been purchased on May 1, 1998, would be convertible into a minimum of 516,923 shares of Common Stock. At March 31, 2000, any outstanding shares of Series E Preferred Stock will be automatically converted into Common Stock at its then conversion price. The Investors are not obligated to purchase the $2 million of Series E Preferred Stock unless a number of conditions are satisfied, including, among other things, (i) Proposal One and Proposal Three are approved by the holders of Common Stock, (ii) the Registration Statement has been filed with the Commission, (iii) the closing bid price of the Common Stock on the day immediately preceding such purchase is at least $1.50 per share and
(iv) the Common Stock has traded at an average volume of at least 25,000 shares a day for the 30 trading days preceding such purchase.

     Following the purchase of the Series E Preferred Stock and subject to the satisfaction of certain other conditions under the Equity Line of Credit, the Company may from time to time over a two-year period require the Investors to purchase Put Shares. The Company may not require the Investors to purchase greater than $2 million of Put Shares at any one time, subject to certain trading volume requirements and other restrictions. It is expected that the Put Shares will be issued and sold over the course of the two-year period following the effective date of the Registration Statement.

     Upon the issuance of the Series E Preferred Stock, the Company will have reserved up to 600,000 shares of Common Stock issuable upon the exercise of the Private Warrants and the Placement Agent Warrants.

     Of the 40,000,000 additional shares of Common Stock to be authorized pursuant to Proposal One, up to 5,340,102 shares of Common Stock (based on the Series E Market Price

--------
(3) The Series E Preferred Stock Certificate of Designation defines market price as the average of the closing bid price per share of the Common Stock over the five consecutive trading days ending on the trading day immediately preceding the date the applicable holder of Series E Preferred Stock elects to have the shares of Series D Preferred Stock converted.

and the Put Market Price, respectively, of the Common Stock as of May 1, 1998 and assuming the consummation of all transactions contemplated by the Equity Line of Credit) would be required to be reserved for issuance under the Equity Line of Credit.

     The aggregate purchase price of all securities issued and issuable in accordance with the Equity Line of Credit is approximately $18 million. The proceeds from the Equity Line of Credit will be used for general corporate purposes, including working capital. The consummation of the transactions contemplated by the Equity Line of Credit, which are subject to approval by holders of Common Stock of Proposal One and Proposal Three, is critical to achievement of the Company's business plan. The Equity Line of Credit provides financing for the Company's global strategy of selling on-line transaction systems in international exchange and non-exchange markets and for the continued growth of the Company's subsidiary, Gomez Advisors, which specializes in providing strategic counsel and market research concerning on-line brokerage and financial services. Failure by the stockholders to approve Proposal One and Proposal Three may result in payment by the Company to the Investors of $1.1 million in liquidated damages pursuant to the Equity Line of Credit.

     On September 11, 1997, subject to the approval by the holders of Common Stock of Proposal One, the Board authorized the Company to issue to its officers, directors, employees and to other contributors to the value of the Company, options to purchase up to 6,000,000 shares of Common Stock at an exercise price of $1.875 per share. In accordance with such action taken on September 11, 1997, the Board has authorized the issuance of 1,015,000 shares of such options to certain non-officers, non-directors and non-employees. As of the date of this proxy statement, the Board has not made any other agreement or commitment to issue any such options and there is no other understanding between the Company and any other persons with respect to the issuance of any such options or the terms upon which such options would be issued. The issuance of Common Stock pursuant to the Equity Line of Credit and the stock option plan described above will substantially dilute the currently outstanding shares of Common Stock. Except as described in this paragraph and pursuant to the Equity Line of Credit, at the present time the Company has no immediate agreements, commitments or understandings with respect to the issuance of any of the additional shares of Common Stock that would be authorized by the proposed amendment. However, it should be noted that opportunities for additional issuances of Common Stock or securities convertible into, or exercisable for, Common Stock could arise at any time.

     The purpose of Proposal One is to authorize 40,000,000 additional shares of Common Stock. If this proposal is approved by the holders of Common Stock, the increased number of authorized shares of Common Stock will be available for issuance from time to time pursuant to the Equity Line of Credit, the stock option plan described above, upon exercise of other warrants or options and for such purposes and consideration as the Board may approve without further stockholder approval, except such approval as is required by law or the regulations of the Nasdaq SmallCap Market. Such purposes may include additional public or private issuances of Common Stock or Preferred Stock or other securities convertible into Common Stock in connection with financing transactions, acquisitions or other corporate transactions, as well as stock dividends, warrants, stock option plans and other stock-based incentive or compensation programs. The availability of additional shares of Common Stock for issuance, without the delay and expense of obtaining stockholder approval, will afford the Company greater flexibility in acting upon opportunities and transactions, if any, which may arise in the future. The Common Stock has no preemptive rights.

     The Board, within the limitations and restrictions contained in the Certificate of Incorporation and without further action by the Company's holders of Common Stock, has the authority to issue the Common Stock from time to time.

                                  PROPOSAL TWO:

              TO AMEND THE CERTIFICATE OF INCORPORATION TO INCREASE
               THE NUMBER OF AUTHORIZED SHARES OF PREFERRED STOCK

              THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS THAT
               HOLDERS OF COMMON STOCK AND HOLDERS OF OUTSTANDING
            PREFERRED STOCK VOTE "FOR" THE APPROVAL OF PROPOSAL TWO.

     The Certificate of Incorporation currently authorizes the issuance of 1,000,000 shares of Preferred Stock. On February 11, 1998, the Board approved an amendment to the Certificate of Incorporation to increase the authorized number of shares of Preferred Stock from 1,000,000 to 3,000,000. The form of amendment approved by the Board and to be considered at the Special Meeting is attached as Exhibit A to this Proxy Statement.

     As of the Record Date, the Company had authorized (i) 250,000 shares of Series A Preferred Stock, all of which are issued and outstanding, (ii) 595,000 shares of Series B Preferred Stock, 592,500 of which are issued and outstanding,
(iii) 105,000 shares of Series C Preferred Stock, none of which are issued and outstanding, (iv) 10 shares of Series D Preferred Stock, 3.15 of which are issued and outstanding, (v) 10 shares of Series E Preferred, none of which are issued and outstanding, and (vi) 157,496.85 remaining shares of Preferred Stock, none of which are issued and outstanding.

     The purpose of Proposal Two is to authorize 2,000,000 additional shares of Preferred Stock. If this proposal is approved by stockholders, the increased number of authorized shares of Preferred Stock will be available for issuance from time to time for such purposes and consideration as the Board may approve without further stockholder approval, except such approval as is required by law or the regulations of the Nasdaq SmallCap Market. Such purposes may include additional public or private issuances of Preferred Stock in connection with financing transactions, acquisitions or other corporate transactions, as well as stock dividends, stock option plans and other stock-based incentive or compensation programs. The availability of additional shares of Preferred Stock for issuance, without the delay and expense of obtaining further stockholder approval, will afford the Company greater flexibility in acting upon opportunities and transactions, if any, which may arise in the future. Other than pursuant to the Equity Line of

Credit discussed above, at the present time the Company has no other agreements, commitments or understandings with respect to the issuance of any of the additional shares of Preferred Stock that would be authorized by the proposed amendment. However, it should be noted that opportunities for additional issuance could arise at any time.

     The Board, within the limitations and restrictions contained in the Certificate of Incorporation and without further action by the Company's stockholders, has the authority to issue the authorized and unissued Preferred Stock from time to time in one or more series and to fix the number of shares and the relative dividend rights, conversion rights, voting rights, terms of redemption, liquidation preferences and any other preferences, special rights and qualifications of any such series.

             CERTAIN ANTI-TAKEOVER EFFECTS OF PROPOSALS ONE AND TWO

     At the present time, the Company is not aware of any pending or threatened efforts by any third party to obtain control of the Company, and Proposals One and Two are not being made in response to any such efforts. However, the availability for issuance of additional shares of Common Stock and Preferred Stock could enable the Board to make more difficult or discourage an attempt to obtain control of the Company. For example, the issuance of shares of Common Stock and Preferred Stock in a public or private sale, merger or similar transaction would increase the number of outstanding shares, thereby diluting the interest of a party attempting to obtain control of the Company and deterring or rendering more difficult a merger, tender offer, proxy contest or an extraordinary corporate transaction opposed by the Company.

     In addition, the Company is also governed by Section 203 of the Delaware General Corporation Law (the "Delaware anti-takeover law"), which provides that certain "business combinations" between a Delaware corporation whose stock is generally traded or held of record by more than 2,000 stockholders, such as the Company, and an "interested stockholder" (generally defined as a stockholder who beneficially owns 15% or more of a Delaware corporation's voting stock) are prohibited for a three-year period following the date that such stockholder became an "interested stockholder", unless certain exceptions apply. The term "business combination" is defined generally to include, among other transactions, mergers, tender offers and transactions that increase an "interested stockholder's" percentage ownership of stock in a Delaware corporation.

     As set forth above, such devices may adversely impact stockholders who desire a change in management and/or the Board or to participate in a tender offer or other sale transaction involving a change in control of the Company. While it may be deemed to have potential anti-takeover effects, the proposed amendments to increase the authorized Common Stock and Preferred Stock is not prompted by any specific effort or takeover threat currently perceived by the Board.

                                 PROPOSAL THREE:

               TO AUTHORIZE THE ISSUANCE OF COMMON STOCK PURSUANT
                TO CERTAIN PUT RIGHTS AND UPON THE CONVERSION OR
                 EXERCISE OF CERTAIN OF THE SECURITIES ISSUED OR
                 ISSUABLE PURSUANT TO THE EQUITY LINE OF CREDIT.

              THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS THAT
           HOLDERS OF COMMON STOCK VOTE "FOR" THE APPROVAL OF PROPOSAL
                                     THREE.

     The Common Stock is listed on the Nasdaq SmallCap Market. The Nasdaq SmallCap Market requires stockholder approval prior to (i) the issuance by the Company of Common Stock which would constitute 20% or more of the Common Stock outstanding on the date of issuance and (ii) the issuance by the Company of Common Stock upon the conversion or exercise, as the case may be, of securities issued or issuable under the Equity Line of Credit, if such issuance of Common Stock and conversion of such other securities would result in the issuance of 20% or more of the Common Stock outstanding at the time of conversion or exercise. In addition, the Equity Line of Credit requires stockholder approval for the issuance by the Company of greater than 19.99% of the Common Stock in connection with the transactions contemplated by the Equity Line of Credit.

     As of May 1, 1998, based on a Series D Market Price of the Common Stock of $3.25, the 3.15 outstanding shares of Series D Preferred Stock were convertible into 1,292,308 shares of Common Stock, representing approximately 12.96% of the outstanding Common Stock, after taking into account the issuance of such shares of Common Stock issuable upon such conversion (assuming no other conversions of Preferred Stock or exercise of warrants or options). As of May 1, 1998, based on a Common Market Price of the Common Stock of $3.25 per share, the 2.1 shares of Series E Preferred Stock issuable pursuant to the Equity Line of Credit would be convertible into 807,692 shares of Common Stock, representing approximately 8.51% of the outstanding Common Stock, after taking into account the issuance of such shares of Comon Stock issuable upon such conversion (assuming no other conversions of Preferred Stock or exercise of warrants or options). Based on the Put Market Price for the Common Stock as of May 1, 1998 of $3.07825, the Equity Line of Credit provides for the issuance of up to 4,223,179 Put Shares, representing approximately 32.74% of the outstanding Common Stock, after taking into account the issuance of such Put Shares (assuming no other conversions of Preferred Stock or exercise of warrants or options). Based on the Series D Market Price, the Series E Market Price and the Put Market Price, respectively of the Common Stock determined as of May 1, 1998 and assuming the conversion or exercise of all securities issuable under the Equity Line of Credit (including 600,000 shares of Common Stock issuable upon the exercise of the Private
Warrants and the Placement  Agent  Warrants),  up to 6,923,179  shares of Common
Stock would be required to be issued under the Equity Line of Credit, representing approximately 44.38% of the outstanding Common Stock, after taking into account the issuance of all such shares of Common Stock

(assuming no other conversions of Preferred Stock or exercise of outstanding warrants or options).

     However, in accordance with the provisions of the Equity Line of Credit, the issuance of the Series E Preferred Stock is subject to various conditions, including the condition that the number of shares of Common Stock issuable upon conversion of the Series E Preferred stock cannot exceed the number of such shares which, when aggregated with all other shares of Common Stock then owned by the Investors, would result in the Investors, in the aggregate, owning more than 4.99% of the outstanding Common Stock. Similarly, under the Equity Line of Credit the right of the Company to cause the Investors to purchase the Put Shares is subject to various conditions, including the condition that the number of shares of Common Stock so purchased cannot exceed the number of such shares which, when aggregated with all other shares of Common Stock then owned by the Investors, would result in the Investors, in the aggregate, owning more than 4.99% of the outstanding Common Stock. The tender by the Company of the Put Notice, requiring the purchase of the Common Stock by the Investors, is at the discretion of the Company and may occur over the two-year period following the effective date of the Registration Statement as provided for in the Equity Line of Credit. The number of shares of Common Stock which may be "put" by the Company on any put date also is subject to limitations specified in the Equity Line of Credit based on the closing price of the Common Stock and the 30-day average daily trading volume of the Common Stock.

     The purpose of Proposal Three is to authorize the issuance of Common Stock pursuant to certain put rights and the issuance of Common Stock upon the conversion and exercise of all securities issuable pursuant to the Equity Line of Credit. The consummation of the transactions contemplated by the Equity Line of Credit, which are subject to the approval of holders of Common Stock of Proposal One and Proposal Three, is critical to achievement of the Company's business plan. The Equity Line of Credit provides financing for the Company's global strategy of selling on-line transaction systems in international exchange and non-exchange markets and for the continued growth of the Company's subsidiary, Gomez Advisors, which specializes in providing strategic counsel and market research concerning on-line brokerage and financial services. Failure by the stockholders to approve Proposal One and Proposal Three may result in payment by the Company to the Investors of $1.1 million in liquidated damages pursuant to the Equity Line of Credit.

                            QUORUM AND REQUIRED VOTE

     The presence, in person or by proxy, of a majority of the outstanding shares of Common Stock is necessary to constitute a quorum at the Special Meeting for the voting on Proposal One and Proposal Three. The presence, in person or by proxy, of (i) a majority of shares of shares of Common Stock and Outstanding Preferred Stock, in the aggregate, and (ii) a majority of the outstanding shares of Outstanding Preferred Stock, voting together as a class, is necessary to constitute a quorum at the Special Meeting for the voting on Proposal Two. Shares of Common Stock and Outstanding Preferred Stock represented by a properly signed and returned proxy will be counted as present at the Special Meeting for purposes of determining a quorum, without regard to whether the proxy is marked as casting a vote or abstaining.

     Approval and adoption of Proposal One requires the affirmative vote of a majority of the outstanding shares of Common Stock. Abstentions and broker non-votes will have the same effect as votes against Proposal One.

     Approval and adoption of Proposal Two requires the affirmative vote of (i) a majority of the outstanding shares of Common Stock and Outstanding Preferred Stock, in the aggregate, and (ii) a majority of the shares of Outstanding Preferred Stock, voting together as a class. Abstentions and broker non-votes will have the same effect as votes against Proposal Two.

     Approval and adoption of Proposal Three requires the affirmative vote of a majority of the outstanding shares of Common Stock present in person or by proxy. Abstentions and broker non-votes will have the same effect as votes against Proposal Three.

     A list of all of the Company's stockholders entitled to notice of and to vote at the Special Meeting will be available at the Special Meeting for inspection by any stockholder upon request and during regular business hours at the offices of the Company for the ten-day period prior to the Special Meeting.

                          SECURITY OWNERSHIP OF CERTAIN
                        BENEFICIAL OWNERS AND MANAGEMENT

     In addition to the Common Stock, the Company has three classes of Preferred Stock entitled to vote at the Special Meeting: (i) Series A Preferred Stock, of which 250,000 shares were outstanding as of Record Date, (ii) Series B Preferred Stock, of which 592,500 shares were outstanding as of the Record Date and (iii) Series D Preferred Stock, of which 3.15 shares are outstanding as of the Record Date.

Management

     The following table sets forth certain information as of the Record Date regarding (i) the beneficial ownership of the equity securities of the Company by the executive officers and directors of the Company and (ii) the beneficial ownership of the equity securities of the Company by all executive officers and directors of the Company as a group. As of the Record Date, there were 8,677,913 shares of Common Stock issued and outstanding.

     As of the Record Date, no executive officer or director of the Company was the beneficial owner of any shares of Series B Preferred Stock or Series D Preferred Stock.

                                                       Common Stock          Series A Preferred Stock
                                                 ------------------------    ------------------------
                                                 Amount and                   Amount and
                                                 Nature of                    Nature of
           Name/Address                          Beneficial    Percent of     Beneficial  Percent of
        of Beneficial Owner                      Ownership       Class        Ownership     Class
        -------------------                      ---------       -----        ---------     -----
John A. Blohm                                    202,500(1)      2.33%          5,000       2.00%
c/o The Ashton Technology
Group, Inc.
1900 Market Street, Suite 701
Philadelphia, PA 19103

Richard Butler                                         0           0                0         0
c/o The Ashton Technology
Group, Inc.
1900 Market Street, Suite 701
Philadelphia, PA 19103

Robert A. Eprile                                 800,000(2)      9.22           5,000        2.00
c/o The Ashton Technology
Group, Inc.
1900 Market Street, Suite 701
Philadelphia, PA 19103

K. Ivan F. Gothner                               192,000(3)      2.21               0         0
c/o The Ashton Technology
Group, Inc.
1900 Market Street, Suite 701
Philadelphia, PA 19103

Fredric W. Rittereiser                           703,500(4)      8.11               0         0
c/o The Ashton Technology
Group, Inc.
1900 Market Street, Suite 701
Philadelphia, PA 19103

William W. Uchimoto                                    0           0                0         0
c/o The Ashton Technology
Group, Inc.
1900 Market Street, Suite 701
Philadelphia, PA 19103

Fred S. Weingard                                  40,000(5)        *                0         0
c/o The Ashton Technology
Group, Inc.
1900 Market Street, Suite 701
Philadelphia, PA 19103

                                                       Common Stock          Series A Preferred Stock
                                                 ------------------------    ------------------------
                                                 Amount and                   Amount and
                                                 Nature of                    Nature of
           Name/Address                          Beneficial    Percent of     Beneficial  Percent of
        of Beneficial Owner                      Ownership       Class        Ownership     Class
        -------------------                      ---------       -----        ---------     -----
All executive officers and                       1,938,000        22.33       10,000        4.00
directors of the Company and
its subsidiaries as a group (7
persons)

*    Represents less than 1%.

(1) Includes: (i) 12,500 shares of Common Stock held by John A. Blohm as Trustee of the John A. Blohm Living Trust, (ii) 50,000 shares of Common Stock issuable upon conversion of 5,000 shares of Series A Preferred Stock held by Mr. Blohm, and (iii) 140,000 shares of Common Stock issuable upon exercise of options to purchase Common Stock held by Mr. Blohm which are currently exercisable at $4.00 per share. Mr. Blohm has agreed that such options may not be exercised unless the number of shares of Common Stock authorized by the Company is increased in accordance with Proposal One.

(2) Includes 50,000 shares of Common Stock issuable upon conversion of 5,000 shares of Series A Preferred Stock held by Mr. Eprile.

(3) Includes 182,000 shares of Common Stock issuable upon exercise of warrants to acquire Common Stock held by Mr. Gothner which are currently exercisable at $5.85 per share. Includes 10,000 shares of Common Stock held jointly by Mr. Gothner and Pamela S. Gothner. Mr. Gothner has agreed that such warrants may not be exercised unless the number of shares of Common Stock authorized by the Company is increased in accordance with Proposal One.

(4) Includes: (i) 363,500 shares of Common Stock held of record by The Dover Group, Inc. ("Dover"), a corporation of which Mr. Rittereiser is the sole shareholder, director and officer, (ii) 240,000 shares of Common Stock issuable upon the exercise of 240,000 warrants held by Dover which are currently exercisable at $5.85 per share, and (iii) 100,000 shares held by Mr. Rittereiser's wife, of which Mr. Rittereiser disclaims beneficial ownership. Dover has agreed that such warrants may not be exercised unless the number of shares of Common Stock authorized by the Company is increased in accordance with Proposal One.

(5) Includes 40,000 shares of Common Stock issuable upon exercise of options to purchase Common Stock held by Mr. Weingard which are currently exercisable at $14.25 per share. Mr. Weingard has agreed that such options may not be exercised unless the number of shares of Common Stock authorized by the Company is increased in accordance with Proposal One.



Certain Beneficial Owners

     Common Stock. The following table sets forth certain information as of the Record Date regarding each person who is known by the Company to own beneficially more than five percent of the Common Stock:

                                             Common Stock
                                             Amount and
                                              Nature of
          Name/Address of                     Beneficial                Percent
          Beneficial Owner                    Ownership                  Owned
          ----------------                    ---------                  -----
Kenneth Arthur Stokes                        1,035,000(1)               11.95%
Fosseway South - Milds
BA34AN, England

The Dover Group, Inc.                        603,502(2)                 6.97
70 East Water Street
Toms River, NJ 08753

(1) Represents 825,000 shares of Common Stock issuable upon conversion of 82,500 shares of Series A Preferred Stock held by Mr. Stokes and 210,000 shares of Common Stock issuable upon conversion of 35,000 shares of Series B Preferred Stock held by Mr. Stokes.

(2) Includes 240,000 shares of Common Stock issuable upon the exercise of 240,000 warrants held by Dover, which are currently exercisable at $5.85 per share. Fredric W. Rittereiser, the Company's president and chief executive officer, is the sole shareholder, director and officer of Dover and, consequently, may be deemed the beneficial owner of the shares of Common Stock held by Dover. Dover has agreed that such warrants may not be exercised unless the number of shares of Common Stock authorized by the Company is increased in accordance with Proposal One.

     Series  A  Preferred   Stock.   The  following  table  sets  forth  certain
information as of the Record Date regarding each person who is known by the Company to own beneficially more than five percent of the issued and outstanding Series A Preferred Stock:

                                                Series A Preferred Stock
                                           ----------------------------------
                                           Amount and
                                            Nature of
Name/Address of                             Beneficial                Percent
Beneficial Owner                            Ownership                  Owned
----------------                            ---------                  -----
Kenneth Arthur Stokes                        82,500                   33.00%
Fosseway South - Milds
BA34AN, England

Brian Walsh                                  12,500                    5.00
11 MacClesfield Drive
Medford, NJ 08055

Kenneth Yourish                              20,000                    8.00
31-62 29th Street
Astoria, NY 11106

     Series  B  Preferred   Stock.   The  following  table  sets  forth  certain
information as of the Record Date regarding each person who is known by the Company to own beneficially more than five percent of the issued and outstanding Series B Preferred Stock:

                                                Series B Preferred Stock
                                           ----------------------------------
                                           Amount and
                                            Nature of
Name/Address of                             Beneficial                Percent
Beneficial Owner                            Ownership                  Owned
----------------                            ---------                  -----
Kenneth Arthur Stokes                        35,000                    6.39%
Fosseway South - Milds
BA34AN, England

     Series  D  Preferred   Stock.   The  following  table  sets  forth  certain
information as of the Record Date regarding each person who is known by the Company to own beneficially more than five percent of the issued and outstanding Series D Preferred Stock:

                                                 Series D Preferred Stock
                                           ----------------------------------
                                           Amount and
                                            Nature of
Name/Address of                             Beneficial                Percent
Beneficial Owner                            Ownership                  Owned
----------------                            ---------                  -----
Dominion Capital Fund, Ltd.                    1                      31.75%
c/o/ Citco Fund Services
Limited
Bahamas Financial Center
Charlotte & Sherley Streets
Third Floor
Nassau, Bahamas

Canadian Advantage Limited                     1                       31.75
Partnership
365 Bay Street, Tenth Floor
Toronto, Ontario M5H2V2

Sovereign Partners Limited                    3/4                      23.81
Partnership
365 Bay Street, Tenth Floor
Toronto, Ontario M5H2V2

Excalibur Limited Partner                     1/4                      7.94
365 Bay Street, Tenth Floor
Toronto, Ontario M5H2V2

                       MANNER AND EXPENSES OF SOLICITATION

     Solicitation of proxies will be undertaken by officers and employees of the Company, on behalf of the Board, by mail, telephone, facsimile and personal contact. All costs thereof will be borne by the Company. The Company may also make arrangements with brokerage houses, banks and other custodians, nominees and fiduciaries to forward proxy materials to the beneficial owners of the Company's Common Stock and Outstanding Preferred Stock and to request authority for the execution of proxies. If it does so, the Company will reimburse such organizations for their reasonable expenses in connection therewith. In addition, the Company has entered into an arrangement with Corporate Investor Communications, Inc. ("CIC"), whereby CIC shall act as proxy solicitor on behalf of the Board in connection with the Special Meeting, soliciting proxies by mail, telephone, facsimile and personal contact. In exchange for its services as proxy solicitor, CIC shall receive payment of approximately $4,000 from the Company.

                       DEADLINE FOR STOCKHOLDER PROPOSALS

     Stockholder proposals submitted for inclusion in the proxy statement to be issued in connection with the Company's 1998 Annual Meeting of Stockholders must be mailed to the Corporate Secretary, The Ashton Technology Group, Inc., 1900 Market Street, Suite 701, Philadelphia, PA 19103, and must be received by the Corporate Secretary on or before June 15, 1998. The Company will consider only proposals meeting the requirements of the applicable rules of the Securities and Exchange Commission.

                           INCORPORATION BY REFERENCE

     The Company incorporates herein by reference information set forth in the Annual Report on Form 10-KSB of the Company for the fiscal year ended March 31, 1997 and the Quarterly Reports on Form 10-QSB of the Company for the periods ended June 30, 1997, September 30, 1997 and December 31, 1997. The Company will provide, without charge, to each stockholder, upon such stockholder's written or oral request, the aforementioned documents by first class mail or other equally prompt means within one business day of receipt of such request. Requests for such documents should be directed to:

                           The Ashton Technology Group, Inc.
                           1900 Market Street, Suite 701
                           Philadelphia, PA 19103
                           Tel.: (215) 751-1900
                           Attention: John A. Blohm
                                      Corporate Secretary



                                           By Order of the Board of Directors,


                                           FREDRIC W. RITTEREISER
                                           President and Chief Executive Officer

Philadelphia, Pennsylvania
May 8, 1998

                                                                       EXHIBIT A

                            CERTIFICATE OF AMENDMENT
                                       OF
                          CERTIFICATE OF INCORPORATION
                                       OF
                        THE ASHTON TECHNOLOGY GROUP, INC.


                    ----------------------------------------
                     Pursuant to Section 242 of the General
                    Corporation Law of the State of Delaware
                    ----------------------------------------


     The Ashton Technology Group, Inc., a corporation organized and existing under the General Corporation Law of the State of Delaware (the "Corporation"), hereby certifies as follows:

     1. The Certificate of Incorporation of the Corporation was filed in the office of the Secretary of State of Delaware on February 16, 1994 and amendments to the Certificate of Incorporation were subsequently duly filed and recorded (the Certificate of Incorporation together with such amendments shall be hereinafter referred to as the "Certificate of Incorporation").

     2.  The  first   paragraph  of  ARTICLE   FOURTH  of  the   Certificate  of
Incorporation is hereby amended to read in full as follows:

     FOURTH: The total number of all classes of stock which the Corporation shall have authority to issue shall be 63,000,000, of which 60,000,000 shares shall be common stock, having a par value of $.01 per share, and 3,000,000 shares shall be preferred stock, having a par value of $.01 per share.

     3. The aforesaid amendments were duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.



                                       A1

     IN WITNESS WHEREOF, the Corporation has caused its corporate seal to be affixed hereto and this certificate to be signed by its President and attested by its Secretary this ____ day of May, 1998.

                                       THE ASHTON TECHNOLOGY GROUP, INC.

                                       By:
                                           -------------------------------------
                                                  Frederic W. Rittereiser
                                           President and Chief Executive Officer

[Corporate Seal]

Attest:

By:
    ---------------------------------
             John A. Blohm
               Secretary



                                       A2

                           FORM OF COMMON STOCK PROXY

                        THE ASHTON TECHNOLOGY GROUP, INC.
                         SPECIAL MEETING OF STOCKHOLDERS
                             TO BE HELD MAY 29, 1998

                                |X|  Please mark
                                     votes as in
                                     this sample



The undersigned stockholder hereby appoints John A. Blohm, Robert A. Eprile and Fredric W. Rittereiser and each of them, each with full power to act alone and with power of substitution, as proxy or proxies for the undersigned, to attend the Special Meeting of the Stockholders of The Ashton Technology Group, Inc. (the "Company"), to be held at 2:00 p.m. on Friday, May 29, 1998, at the Company's corporate headquarters located at 1900 Market Street, Suite 701, Philadelphia, Pennsylvania 19103 or at any postponements, continuations or adjournments thereof, and to vote all shares of common stock of the Company, par value $.01 per share (the "Common Stock") held by the signatory at the close of business on May 6, 1998, hereby revoking any proxy or proxies heretofore given and ratifying and confirming all that said proxies may do or cause to be done by virtue hereof with respect to the matters described below.

This Proxy, when executed, will be voted in the manner directed herein. If no direction is made, this Proxy will be voted (i) FOR Proposal One, to amend the Certificate of Incorporation of the Company, as amended (the "Certificate of Incorporation") to increase the authorized number of shares of Common Stock from 20,000,000 to 60,000,000, (ii) FOR Proposal Two, to amend the Certificate of Incorporation to increase the authorized number of shares of preferred stock of the Company, par value $.01 per share (the "Preferred Stock") from 1,000,000 to 3,000,000, and (iii) FOR Proposal Three to authorize the issuance of Common Stock pursuant to certain put rights and upon the conversion or exercise of the securities issued or issuable pursuant to the Private Equity Line of Credit Agreement, dated as of April 2, 1998, among the Company, Settondown Capital International Ltd. and the purchasers referred to therein. With respect to the tabulation of proxies for purposes of each of the foregoing proposals, abstentions and broker non-votes are treated as votes AGAINST the proposal.

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
                                   THE COMPANY

            THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS THAT YOU VOTE "FOR" PROPOSAL ONE, PROPOSAL TWO AND PROPOSAL THREE

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED BELOW BY THE UNDERSIGNED STOCKHOLDER.


1.   Proposal One: To amend the                FOR        AGAINST        ABSTAIN
     Certificate of Incorporation to           |_|          |_|            |_|
     increase the number of authorized
     shares of Common Stock.

2.   Proposal Two: To amend the                FOR        AGAINST        ABSTAIN
     Certificate of Incorporation to           |_|          |_|            |_|
     increase the number of authorized
     shares of Preferred Stock.

3.   Proposal Three: To approve                FOR        AGAINST        ABSTAIN
     the issuance of Common                    |_|          |_|            |_|
     Stock pursuant to certain put
     rights and upon the conversion
     or exercise of the securities
     issued or issuable pursuant to
     the Equity Line of Credit.


                  (Continued and to be signed on reverse side.)

In their discretion, the proxies are authorized to vote upon such other matters as may properly come before the meeting or any postponements, continuations or adjournments thereof.


Signature(s) _______________________________                 Date ______________

Signature(s) _______________________________


PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY IN THE ENCLOSED ENVELOPE.

                          FORM OF PREFERRED STOCK PROXY

                        THE ASHTON TECHNOLOGY GROUP, INC.
                         SPECIAL MEETING OF STOCKHOLDERS
                             TO BE HELD MAY 29, 1998

The undersigned stockholder hereby appoints John A. Blohm, Robert A. Eprile and Fredric W. Rittereiser and each of them, each with full power to act alone and with power of substitution, as proxy or proxies for the undersigned, to attend the Special Meeting of the Stockholders of The Ashton Technology Group, Inc. (the "Company"), to be held at 2:00 p.m. on Friday, May 29, 1998, at the Company's corporate headquarters located at 1900 Market Street, Suite 701, Philadelphia, Pennsylvania 19103 or at any postponements, continuations or adjournments thereof, and to vote all shares of preferred stock of the Company, par value $.01 per share (the "Preferred Stock") held by the signatory at the close of business on May 6, 1998, hereby revoking any proxy or proxies heretofore given and ratifying and confirming all that said proxies may do or cause to be done by virtue hereof with respect to the matters described on the reverse side.

This Proxy, when executed, will be voted in the manner directed herein. If no direction is made, this Proxy will be voted FOR Proposal Two, to amend the Certificate of Incorporation of the Company, as amended (the "Certificate of Incorporation") to increase the authorized number of shares of Preferred Stock from 1,000,000 to 3,000,000. With respect to the tabulation of proxies for purposes of the proposal to amend the Certificate of Incorporation to increase the authorized number of shares of Preferred Stock, abstentions and broker non-votes are treated as votes AGAINST the proposal.

In their discretion, the proxies are authorized to vote upon such other matters as may properly come before the meeting or any postponements, continuations or adjournments thereof.

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
                                   THE COMPANY

                  (Continued and to be signed on reverse side.)

            THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS THAT YOU
                             VOTE "FOR" PROPOSAL TWO


                                                                |X|  Please mark
                                                                     votes as in
                                                                     this sample

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED BELOW BY THE UNDERSIGNED STOCKHOLDER.

     Proposal Two: To amend the                FOR        AGAINST        ABSTAIN
     Certificate of Incorporation to           |_|          |_|            |_|
     increase the number of authorized
     shares of Preferred Stock.




Signature(s) _______________________________                 Date ______________

Signature(s) _______________________________

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY IN THE ENCLOSED ENVELOPE.